EXHIBIT 32.2

SECTION 1350 CERTIFICATION

     The undersigned hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and in connection with this Quarterly Report on Form 10-Q, that:

o the report fully complies with the requirements of Sections 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended, and

o the information contained in the report fairly presents, in all material respects, the company's financial condition and results of operation.


                                             /s/ Linda L. Engle
                                             -----------------------------------
                                             Linda L. Engle, Executive VP & CFO


                                             Dated:
                                                   -----------------------------